Exhibit 10.156

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (the “Amendment”) is made and entered into as of the 31st day of August, 2010, by and between WILLIAM M. FOSTER (“Lessor”) and ADK GEORGIA, LLC, a Georgia limited liability company (“Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor and Lessee are parties to that certain Lease Agreement dated August 1, 2010 (the “Lease”), whereby Lessee leased certain Facilities as defined therein; and

WHEREAS, Lessor is delivering and Lessee is taking possession of the Remaining Facilities effective as of 12:01 a.m. September 1, 2010;

WHEREAS, Lessor and Lessee desire to amend and modify certain terms and conditions of the Lease relating to the payment of the Security Deposit and Advance Rent with respect to the Remaining Facilities.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and benefits flowing between the parties, Lessor and Lessee, intending to be legally bound, do hereby covenant and agree as follows:

1.             Capitalized Terms.  Unless otherwise defined herein, all capitalized words and phrases used herein shall have the same meanings ascribed to them in the Lease.

2.             Remaining Facilities Security Deposit and Advance Rent.  Under the terms of the Lease, Lessee owes Lessor a total amount of $404,000 (such amount representing $150,000 towards the Security Deposit and $254,000 of Advance Rent) with respect to the Remaining Facilities.  Notwithstanding the terms of Sections 1(c) and (d) the Lease, the parties agree that Lessee shall have the right to pay such total amount over the next six months in equal monthly installments of $67,333.33 commencing on September 1, 2010 and ending on February 1, 2011.

3.             Effect.  Except as herein specifically provided, all other terms and provisions of the Lease shall remain in full force and effect, and are hereby ratified by the parties.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

LESSEE:

ADK GEORGIA, LLC,
a Georgia limited liability company

By:	/s/ Chris Brogdon
Name:	Chris Brogdon
Title:	Manager

LESSOR:

/s/ William M. Foster
William M. Foster